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                                                              EXHIBIT 10(r)(iii)


         THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF (i) THE AGGREGATE UNPAIDS UNDER (AND AS SUCH TERM IS DEFINED IN) THAT CERTAIN TRANSFER AND ADMINISTRATION AGREEMENT DATED AS OF AUGUST 29, 1996 (AS THE SAME MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "TAA") AMONG LCI SPC I, INC., A DELAWARE CORPORATION (THE "TRANSFEROR"), LCI INTERNATIONAL TELECOM CORP., A DELAWARE CORPORATION (THE "SELLER"), ENTERPRISE FUNDING CORPORATION (THE "COMPANY"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO AS "BANK INVESTORS", AND NATIONSBANK, N.A., AS THE AGENT AND AS A BANK INVESTOR THEREUNDER AND (2) THE POST-TERMINATION DATE LEC TRUE-UP REIMBURSEMENT OBLIGATIONS, THE INITIAL LEC TRUE-UP ADJUSTMENTS AND THE DIRECT BILLED RECEIVABLES ADJUSTMENTS (COLLECTIVELY, THE "SELLER OBLIGATIONS"), IN EACH CASE, UNDER AND AS SUCH TERMS ARE DEFINED IN THAT CERTAIN RECEIVABLES PURCHASE AGREEMENT DATED AS OF AUGUST 29, 1996 (AS THE SAME MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "RECEIVABLES PURCHASE AGREEMENT") BETWEEN THE SELLER AND THE TRANSFEROR.

                    SUBORDINATED INTERCOMPANY REVOLVING NOTE


                                                           New York, New York
                                                           Date: August 29, 1996

                 FOR VALUE RECEIVED, the undersigned, LCI SPC I, INC., a Delaware corporation (the "Transferor"), hereby promises to pay to the order of LCI International Telecom Corp., a Delaware corporation (the "Seller"), at the Seller's office at 4650 Lakehurst Court, Dublin, Ohio 43016 (or at such other address as the Seller may from time to time specify in a written notice to the Transferor), in lawful money of the United States of America and in immediately available funds (and subject to the limitations on recourse set forth herein):

                 (i) on each Business Day, the lesser of (x) the Seller's Pro Rata Share (as hereinafter defined) of amounts available to the Transferor pursuant to clause third of Section 2.02(c) of the Receivables Purchase Agreement and (y) the aggregate outstanding principal balance of all Seller Loans owed to the Seller by the Transferor as of such date; and

                 (ii) on the Business Day (such Business Day being the "Maturity Date") occurring on the later to occur of (i) twelve months after the Termination Date under (and as such term is defined in) the TAA, and
         (ii) the payment in full of all of the Aggregate Unpaids and those Seller Obligations not previously paid by the Transferor by effecting an increase in the balance of this Subordinated Intercompany Revolving Note (this "Note") in accordance with the terms of the Receivables Purchase Agreement, the aggregate unpaid
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         principal balance of all Seller Loans owed to the Seller by the
         Transferor as of such date, plus all accrued but unpaid interest thereon (at the rate set forth below).

As used herein, "Pro Rata Share" shall mean, at any time with respect to any Seller, a ratio (expressed as a percentage) of (i) the aggregate outstanding principal balance of all Seller Loans owed to such Seller by the Transferor at such time to (ii) the sum of the aggregate outstanding principal balances of all Seller Loans owed to all of the Sellers at such time.

                 This Note is one of the "Subordinated Notes" referred to in, and was executed and delivered pursuant to, that certain Receivables Purchase Agreement dated as of August 29, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement") between the Seller and the Transferor. Reference to the Receivables Purchase Agreement is hereby made for a statement of the terms and conditions under which the Seller Loans evidenced hereby have been and will be made. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement or, if not defined therein, then in the TAA.

                 The Transferor agrees to pay interest on the outstanding unpaid principal balance hereof from the date hereof until payment in full hereof at the per annum rate equal to the Base Rate under (and as such term is defined in) the TAA; provided, that such rate shall not exceed the maximum rate permitted under applicable law and to the extent such rate would exceed such maximum permissible rate, such rate shall be deemed to equal such maximum permissible rate. Any change in such rate shall be effective when such change is announced. Interest shall be payable on each Report Date in arrears solely out of funds available to the Transferor after payment of all amounts then due and owing under the TAA, and to the extent insufficient funds exist to pay the aggregate amount of accrued and unpaid interest on all Seller Loans, such available amount shall be allocated among all Persons to whom Seller Loans are owing ratably, with all remaining accrued but unpaid interest being due on the earlier to occur of (i) the next Report Date upon which available funds exist to pay such amount or (ii) the Maturity Date. The outstanding principal of (together with the accrued and unpaid interest on) any Seller Loan made under this Note may be repaid or prepaid at any time, in whole or in part, without premium or penalty to the extent then permitted under the TAA and the Receivables Purchase Agreement; provided, that any such prepayment shall be accompanied by a payment of all then accrued but unpaid interest on the principal amount to be so prepaid.

                 The Seller is authorized and directed by the Transferor to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each Seller Loan made by it which is evidenced by this Note and the amount of each payment of principal made by the Transferor, and absent manifest
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error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of the Seller to make any such entry or any error therein shall expand, limit or affect the obligations of the Transferor hereunder.

                 The indebtedness evidenced by this Note is subordinated to the prior payment in full of all Aggregate Unpaids owing under the TAA and all Seller Obligations owing under the Receivables Purchase Agreement (to the extent such obligations were not previously paid by the Seller by effecting an increase in the balance of this Note in accordance with the terms of the Receivables Purchase Agreement).

                 The Seller hereby agrees that it shall not institute or join any other Person in instituting against, or with respect to, the Transferor any proceeding of a type referred to in the definition of "Event of Bankruptcy" set forth in the TAA until one year and one day after the date following the Termination Date upon which all of the Aggregate Unpaids shall have been paid in full in cash and the Percentage Factor shall have been reduced to zero. The foregoing shall not limit the right of the Seller to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against the Transferor by any Person other than the Seller. The provisions of this paragraph shall survive the termination of this Note.

                 This Note shall not be amended or modified except in accordance with Section 8.01 of the Receivables Purchase Agreement.

                 THIS NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK, NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                 Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                 This Note (and the terms and restrictions set forth herein) shall be binding upon and inure to the benefit of the Transferor and, by its acceptance hereof, the Seller and each of the foregoing's respective successors
and assigns.   The successors and assigns for either such Person shall include a debtor-in-possession or trustee of or for such Person.
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                 All parties hereto, whether as makers, endorsers, or
otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. The Seller, by its acceptance hereof, hereby assents to the extension of the time of payment, forbearance or other indulgence by the Agent, the Company or the Bank Investors under the TAA and the instruments, documents and agreements relating thereto, and any and all amendments, supplements, waivers or other modifications to any of the foregoing, without notice and without affecting in any way any of the rights, remedies, or undertakings of the Seller hereunder and without affecting in any way the subordination provisions hereof.
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                 IN WITNESS WHEREOF, the undersigned has executed this
Subordinated Intercompany Revolving Note as of the date and year first above written.

                                  LCI SPC I, INC.


                                  By:  /s/ JOHN J. DILLON
                                     --------------------------------
                                  Name:  John J. Dillon
                                  Title:  Vice President








Signature page to the Subordinated Intercompany Revolving Note dated as of August 29, 1996 made by LCI SPC I, Inc. in favor of LCI International Telecom Corp.